SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2011
Date of Report (Date of earliest event reported)

TimeShare Holdings, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada	333-148697	88-0476779
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2137 B NW HWY 101, Lincoln City, OR	97367
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  541-921-3903

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1.  Registrant’s Business and Operations

TimeShare Holdings, Inc. has entered into a formal alliance with Western International External Corporation, Ltd. (‘WIEC’), a Bulgarian corporation with headquarters in Varna, Bulgaria.

WIEC’s main activity is that of real property market and land development internationally. Its team assesses the feasibility and implementation of attractive investment projects for select foreign buyers and investors. Additionally, WIEC supports all phases of project management including site development, medium and long range planning, scheduling, accounting, auditing, logistics, budgeting and financial planning.

WIEC itself is an alliance of multiple tenured companies and consultants, each with its own specialty. These include but are not limited to the following companies:

•	Grant Thornton Ltd., Bulgaria; a member of Grant Thornton International Ltd., England

•	Grant Thornton Ltd., Bulgaria

•	DeLoitte Ltd., Cyprus; a member of DeLoitte Touche Tohumatsu Ltd., England

•	Finance Engineering Energy JSC; a subsidiary of Finance Engineering JSC, Sofia, Bulgaria

•	APPA Consult GmbH, Austria (technical consultants for design & engineering)

•	Popov Group (150 member team of architects, construction and electrical engineers, etc.)

TMSH and Western International External Corporation Ltd., (WIEC) have entered into a Joint Venture agreement with the Shandong Taishan Real Estate Co., Ltd. to finance, construct and secure the long-term management and operation of the Panlongshanshui Senior Healthy Living Center in Jinan City, Shandong Province, China (direct translation: “Panlongshanshui Old Person Health Living Center”).

The project requires financing in the amount of $230 million dollars US for three phases.

TMSH and WIEC are working with a well established financial institution to fund the three phases of the development.

The Senior Healthy Living Center, to be located in Caishi Town in the Licheng District of Shandong, will be a 270,000 square meter (66 acre) pastoral complex comprised of high-end, senior-friendly apartments accommodating up to 5000 people. Clustered with the senior housing will be an array of auxiliary facilities insuring joyful and convenient living, including a restaurant, hotel, super market, senior art college and recreation/tourism center, a hospital/medical center specializing in geriatrics, family suites, a kindergarten center to assist with grandchildren and a home care/domestic services center.

Senior services, including the medical facilities and services, will serve a wide range of senior needs from “young seniors” living independently or with their adult children, to those requiring assisted care, or those requiring 24-hour or terminal care. Healthcare standards will be established by the National Nursing Program endorsed by the Ministry of Civil Affairs.

John V. Evans
Board Of Directors Member, Administrative Partner & Senior Consultant
Email: panzer@delfi.lv

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

TIMESHARE HOLDINGS, INC

Date: February 24, 2011	By:	/s/ Kent A. Strickler
Kent A. Strickler
President
/s/ Douglas R. Johnson
Douglas R. Johnson
Chief Operating Officer & Chief Financial Officer

Legal Notice Regarding Forward Looking Statements

No statement herein should be considered as an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although TimeShare Holdings, Inc. (the “Company” or “TMSH”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's acquisitions, technical problems with the Company's research and development products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that TimeShare Holdings, Inc. will be able to finalize all projects or acquisitions due to unknown variables. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov . The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.